VOYAGEUR INTERMEDIATE TAX FREE FUNDS

Delaware Tax-Free Minnesota Intermediate Fund

Supplement to Delaware Tax-Free Minnesota Intermediate Fund’s Summary and Statutory Prospectuses dated December 28, 2012

On May 22, 2013, the Board of Trustees of Voyageur Intermediate Tax Free Funds approved the elimination of Class B shares for Delaware Tax-Free Minnesota Intermediate Fund. Delaware Tax-Free Minnesota Intermediate Fund’s Class B shares are no longer available for exchange and the elimination of Class B shares is expected to take effect upon the date of this Supplement.

The following paragraph is added to the cover of the summary prospectus.

On May 22, 2013, the Board of Trustees approved the elimination of Class B shares for Delaware Tax-Free Minnesota Intermediate Fund.  All references in this summary prospectus related to Class B shares of Delaware Tax-Free Minnesota Intermediate Fund are eliminated.

The following two paragraphs replace the first paragraph under the section entitled, “About your account – Choosing a share class – Class B” in the statutory prospectus.

On May 22, 2013, the Board of Trustees approved the elimination of Class B shares for Delaware Tax-Free Minnesota Intermediate Fund.  All references in this statutory prospectus related to Class B shares of Delaware Tax-Free Minnesota Intermediate Fund are eliminated.

For each Fund other than  Delaware Tax-Free Minnesota Intermediate Fund, no new or subsequent investments, including investments through automatic investment plans and by qualified retirement plans (such as 401(k) or 457 plans), are allowed in the Funds' Class B shares, except through a reinvestment of dividends or capital gains or permitted exchanges. Existing shareholders of Class B shares may continue to hold their Class B shares, reinvest dividends into Class B shares, and exchange their Class B shares of one Delaware Investments® Fund for Class B shares of another Fund, as permitted by existing exchange privileges. Existing Class B shareholders wishing to make subsequent purchases in a Fund's shares will be permitted to invest in other classes of the Fund, subject to that class's pricing structure and eligibility requirements, if any.

Investments in Delaware Tax-Free Minnesota Intermediate Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the “Macquarie Group”), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Fund, the repayment of capital from the Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This supplement is dated May 30, 2013.